Exhibit 99.1
SUPERIOR ENERGY SERVICES, INC.
AUDIT COMMITTEE CHARTER
Organization; Member Qualification
     The audit committee will be appointed by the board of directors and will be composed of at least three directors. The members of the audit committee will be appointed by the board of directors upon the recommendation of its nominating and corporate governance committee and may be removed by the board of directors at its discretion. The audit committee’s chairperson will be designated by the board of directors. Each member of the audit committee will meet the independence, experience and expertise requirements of the New York Stock Exchange (the “NYSE”) and any other applicable legal or regulatory requirements.
Authority and Responsibilities
     The primary responsibility of the audit committee will be to assist the board of directors in its oversight of the integrity of (i) the Company’s financial statements, (ii) the independent auditor’s qualifications, independence and performance, (iii) the performance of the Company’s internal audit function and (iv) the Company’s compliance with legal and regulatory requirements.
     In carrying out its duties, the audit committee will have the authority and responsibility to:
•	Retain and terminate, in the audit committee’s discretion, the firm of independent auditors to audit the Company’s financial statements and approve the adequacy of their compensation and the terms of the audit engagement. The audit committee will also pre-approve any non-audit services provided by the independent auditors.

•	Have a clear understanding with the independent auditors that they are directly accountable to the audit committee, as the board of directors’ and stockholders’ representatives, who have ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

•	Discuss generally the Company’s earnings press releases and, if provided to analysts and rating agencies, earnings guidance to the extent required under applicable legal, regulatory or NYSE requirements. The audit committee need not discuss in advance each instance in which the Company may provide earnings guidance.

•	Meet with the independent auditors and financial management to review and discuss the scope of the proposed audit and quarterly reviews for the current year, the procedures to be utilized and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

•	Discuss with management and the independent auditor the Company’s annual audited financial statements, including the disclosures made in “management’s discussion and analysis of financial condition and results of operation,” recommending to the board of directors whether the audited financial statements should be included in the Company’s Form 10-K and all other matters that are required to be reviewed under applicable legal, regulatory or NYSE requirements.

•	Discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statement, the disclosures made in “management’s discussion and analysis of financial condition and results of operation” and all other matters that are required to be reviewed under applicable legal, regulatory or NYSE requirements.

•	Meet separately, at least quarterly, with the internal auditors and the independent auditors, to discuss the Company’s financial statements, accounting policies and controls and other relevant topics and elicit any recommendations for improvement to internal controls or particular areas where new or more detailed controls or procedures are desirable. In addition, the audit committee shall review and discuss separately with the independent auditors their audit, any problems or difficulties encountered by the independent auditors during their audit and management’s response to such problems or difficulties.

•	On at least an annual basis, obtain from the independent auditors a written report delineating all their relationships with the Company consistent with generally accepted auditing standards, as well as describing their internal quality-control procedures, any material issues raised by their most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues. In addition, the committee will review and discuss with the independent auditors the report, and the nature and scope of any disclosed relationships or professional services, or any other relationships that may adversely affect the independence of the auditor, and any material issues relating to the independent auditor’s internal quality-control.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Discuss with the Company’s outside counsel any legal matters, including material pending litigation involving the Company, that may have a material impact on the financial statements.

•	Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct required in the policies of the Company. In connection with these reviews, the audit committee will meet, as it deems appropriate, with management, legal counsel and employees.

•	Recommend to the board of directors policies for the Company’s hiring of employees or former employees of the independent auditors which guidelines will meet all applicable legal, regulatory or NYSE requirements.

•	Report regularly to the board of directors whether any issues have arisen with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements, and the performance of the independent or internal auditors. The audit committee will report the results of the annual audit to the board of directors.
Outside Advisors
     The audit committee will have the power to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the audit committee, for payment of compensation approved by the audit committee to the independent and internal auditors and to any other advisors employed by the audit committee.
     The Committee will be entitled to rely on Company management, the independent and internal auditors and legal counsel to provide them with information, opinions, reports or statements, and will be fully protected in relying in good faith upon the records of the Company and such information, opinions, reports or statements as to matters the committee reasonably believes are within such other persons’ professional or expert competence.
Investigations; Complaints
     The audit committee will have the authority to conduct or authorize investigations into any matters within its scope of responsibilities. In addition, the committee shall establish procedures for the receipt, retention, and treatment of complaints regarding the Company’s accounting, internal accounting controls, and auditing matters in accordance with all applicable legal, regulatory or NYSE requirements.
Meetings
     The audit committee will meet at least four times annually, and more frequently if the committee determines it to be appropriate. To foster open communications, the audit committee may invite other directors or representatives of management, the independent and internal auditors to attend any of its meetings, but reserves the right in its discretion to meet in executive session. The audit committee will maintain written minutes of all its meetings and provide a copy of all such minutes to each member of the board of directors.
Annual Report; Annual Review
     The audit committee will make an annual report, which will be included in the proxy statement for the annual meeting of stockholders. In the report the audit committee will state whether it performed its annual tasks described above. The audit committee will also perform annually an evaluation of its performance and its adherence to this charter. This annual review will be submitted to the board of directors for review and discussion.
Relationship to Other Groups
     The Company’s management is responsible primarily for developing the Company’s accounting practices, preparing the Company’s financial statements, maintaining internal controls, maintaining disclosure controls and procedures, and preparing the Company’s disclosure documents in compliance with all applicable legal requirements. The internal auditors are responsible primarily for objectively assessing the Company’s internal controls. The independent auditors are responsible primarily for auditing and attesting to the Company’s financial statements and evaluating the Company’s internal controls. Subject to the limitations noted in this charter, the audit committee is responsible for overseeing this process and discharging such other functions as are required by law or the board of directors. The functions of the audit committee are not intended to duplicate, certify or guaranty the activities of management or the independent and internal auditors.
     The audit committee will strive to maintain an open and free avenue of communication among management, the independent auditors, the internal auditors and the board of directors. The independent and internal auditors will report directly to the audit committee.
Limitations
     The audit committee’s failure to investigate any matter, to resolve any dispute or to take any other actions or exercise any of its powers in connection with the good faith exercise of its oversight functions shall in no way be construed as a breach of its duties or responsibilities to the Company, its directors or its stockholders.
     The audit committee is not responsible for preparing the Company’s financial statements, planning or conducting the audit of such financial statements, determining that such financial statements are complete and accurate or prepared in accordance with generally accepted accounting standards, or assuring compliance with applicable laws or the Company’s policies, procedures and controls, all of which are the responsibility of management or the outside auditors. The audit committee’s oversight functions involve substantially lesser responsibilities than those associated with the audit performed by the independent auditors. In connection with the audit committee’s oversight functions, the audit committee may rely on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and on the representations of the independent auditors.
     In carrying out its oversight functions, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

4